UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amended Current report filing)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-201017	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, PA		17110
(Address of principal executive offices)		(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Explanatory Note

Riverview Financial Corporation (the “Corporation”) is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “Commission”) on October 3, 2017.    This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b), for which financial statements and pro forma financial information were not included in the Form 8-K filed on October 3, 2017.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 2, 2017, Riverview Financial Corporation (“Riverview”) announced the completion of its merger of equals with CBT Financial Corp. (“CBT”), effective October 1, 2017 at 12:01 a.m., Eastern Time, pursuant to the Agreement and Plan of Merger (the “Agreement”) between Riverview and CBT, dated April 19, 2017. At the effective time, CBT was merged with and into Riverview, with Riverview surviving. Additionally, CBT Bank, the wholly-owned subsidiary of CBT, merged with and into Riverview Bank, the wholly-owned subsidiary of Riverview, with Riverview Bank as the surviving institution.

Under the terms of the Agreement, each outstanding share of CBT common stock was converted into the right to receive 2.86 shares of Riverview common stock and cash in lieu of fractional shares. As of the closing date, there were 1,445,474 outstanding shares of CBT common stock. Cash for fractional shares of Riverview common stock was based on $12.87 for each whole share, based on the average market price of Riverview common stock for the ten trading days ending September 27, 2017.

The preceding paragraphs are qualified in their entirety by reference to the Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K.

The Agreement was previously filed with the Securities and Exchange Commission on April 20, 2017 on Form 8-K as Exhibit 2.1, and is incorporated into this Item 2.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Riverview as of and for the years ended December 31, 2016 and 2015 are incorporated herein by reference from Registration Statement No. 333-219062, filed July 28, 2017.

The unaudited interim financial statements of Riverview as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 are incorporated by reference to Riverview’s Form 10-Q, filed on November 14, 2017.

The audited consolidated financial statements of CBT as of and for the years ended December 31, 2016 and 2015 are incorporated herein by reference from Registration Statement No. 333-219062, filed July 28, 2017.

The unaudited interim financial statements of CBT as of and for the nine months ended September 30, 2017 and 2016 are attached as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited, combined pro forma financial information as of December 31, 2016 and September 30, 2017, and for the periods then ended, is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Exhibits

23.1	Consent of Dixon Hughes Goodman LLP

23.2	Consent of Smith Elliott Kearns & Company, LLC

23.3	Consent of Crowe Horwath LLP

99.1	Audited consolidated financial statements of Riverview as of and for the years ended December 31, 2016 and 2015 and Report of Independent Registered Public Accounting firm (incorporated by reference to the section titled “Consolidated Financial Statements of Riverview Financial” in the Registration Statement on Form S-4) (Registration No. 333-219062, filed July 28, 2017).

99.2	Unaudited interim financial statements of Riverview as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 (incorporated by reference to Riverview’s Form 10-Q, filed on November 14, 2017).

99.3	Audited consolidated financial statements of CBT as of and for the years ended December 31, 2016 and 2015 and independent auditors’ report (incorporated by reference to the section titled “Consolidated Financial Statements of CBT Financial” in the Registration Statement on Form S-4) (Registration No. 333-219062, filed July 28, 2017).

99.4	Unaudited interim financial statements of CBT as of September 30, 2017, and for the nine months ended September 30, 2017 and 2016.

99.5	The unaudited, combined pro forma financial information as of December 31, 2016 and September 30, 2017, and for the periods then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION (Registrant)

Dated: December 15, 2017	/s/ Kirk D. Fox
Kirk D. Fox
Chief Executive Officer

Dated: December 15, 2017	/s/ Scott A. Seasock
Scott A. Seasock
Chief Financial Officer